SUPPLEMENT DATED NOVEMBER 30, 2001
                              TO THE PROSPECTUS FOR
                  FutureFunds Series Account, dated May 1, 2001




On page 6, under the heading Eligible Fund Annual Expenses, please delete the disclosure concerning Artisan International Fund and insert the following:

                                                                                Total Eligible
Eligible Fund                       Management Fees  Other Expenses             Fund Expenses
-------------                       ---------------  --------------             -------------
INVESCO Dynamics Fund               0.44%                 0.56%                      1.00%



On page 7, under the heading Examples, please delete the disclosure concerning Artisan International Fund and insert the following:

Investment Division                 1 Year            3 Year            5 Year          10 Year
-------------------                 ------            ------            ------          -------
INVESCO Dynamics Fund               $83.56           $136.20           $196.93          $330.76


On page 8, under the heading Examples, please delete the disclosure concerning Maxim Money Market, Alger American MidCap Growth, Fidelity VIP Growth, and Janus Aspen Worldwide Growth and insert the following:

Investment Division                         1Year             3 Year            5 Year           10 Year
-------------------                         -----             ------            ------           -------
Artisan International Fund                  $23.56            $76.20            $136.93          $330.76


On page 16, under the heading Eligible Fund Investment Advisers, please delete the disclosure concerning INVESCO Stock Funds, Inc. and insert the following:

INVESCO Stock Funds, Inc. is advised by INVESCO Funds Group, Inc., 4350 Monaco Street, Denver, Colorado 80237.





                Please keep this supplement for future reference.